Earnings per share	6 Months Ended
Jun. 30, 2025
Earnings Per Share [Abstract]
EARNINGS PER SHARE	EARNINGS PER SHARE
Basic earnings per share represents the net income attributable to ordinary shareholders divided by the weighted average number of common shares outstanding during the periods.
Diluted earnings per share represents the net income attributable to ordinary shareholders divided by the weighted average number of ordinary shares outstanding during the period plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares.
The company had 462,500 unvested earnout shares outstanding as at and for the six months ended June 30, 2024. Effective August 12, 2024, all earnout shares vested and were recognized as equity. These earnout shares contained a non-forfeitable right to dividends and hence were considered as participating securities. The two-class method was applied to compute basic earnings per share attributable to common shareholders with respect to these earnout shares for the six months ended June 30, 2024.
Unvested restricted shares awards have been included in the diluted weighted-average common shares outstanding using the treasury stock method.
The following table reflects the income and share data used in the basic and diluted earnings per share calculations:

	For the six months ended June 30,
(Expressed in thousands of U.S. Dollars, except share and per share information)	2025	2024

Net Income	$61,446	$70,661
Less: net income attributable to the Earnout Shares	—	1,050
Less: dividends attributable to the common shares under share-based compensation plan	797	540
Net income available to common shareholders	$60,649	$69,071
Weighted average number of shares – basic	44,185,495	44,179,627
Common shares under share-based compensation plan	332,932	278,861
Weighted average number of shares – diluted	44,518,427	44,458,488
Basic earnings per share	$1.37	$1.56
Diluted earnings per share	$1.36	$1.55